SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

                             Watkins-Johnson Company
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.

     [ ] Fee  computed  on table  below per  Exchange Act  Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
                             WATKINS-JOHNSON COMPANY

Dear Fellow Shareholder:

As you have been previously made aware, the polls have been kept open on Proposals 2 and 3 being considered at the Annual Meeting of Watkins-Johnson Company until May 24, 1999. Our current records indicate that we have not yet received your vote.

For your convenience we have set up a system you can use to cast your vote by phone. Simply follow the toll-free telephone voting instructions listed below.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

        NO MATTER HOW MANY OR FEW SHARES YOU OWN, YOUR VOTE IS IMPORTANT.
                               PLEASE VOTE TODAY!

                TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT
                     OF THE COMPANY ARE AVAILABLE TO ASSIST
                                   YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3122, Watkins-Johnson Company.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                           Name:              (NA.1)
                           Broker:            (Broker)
                           Control number:    (ControlNum)
                           Number of shares:  (NumShares)

                                      PROXY

                             WATKINS-JOHNSON COMPANY

                      ANNUAL MEETING OF SHAREHOLDERS PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shareowner designated on this ProxyGram appoints Dean A. Watkins, Gary M. Cusumano and Robert L. Prestel as Proxies, and each of them, the shareowner's attorney and proxy, each with full power of substitution, to vote as instructed below on the proposals set forth herein, and at their discretion on any other matters that may properly come before the meeting, all shares of Watkins-Johnson Company Common Stock held as of March 10, 1999, at the Annual Meeting of Shareowners of Watkins-Johnson Company and at all adjournments or postponements thereof. The reconvened session of such Annual Meeting, to vote on the proposals set forth herein, will be held at 11 a.m. on May 24, 1999 at the Company's headquarters, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304. This proxy revokes all prior proxies given by the undersigned.

         This proxy, when properly executed, will be voted in the manner directed herein. Where no vote is specified, this proxy will be voted FOR all proposals.

PROPOSAL 2.  ELIMINATION OF SHAREHOLDER SUPER-MAJORITY VOTING
             PROVISIONS

             (  ) FOR                    (  ) AGAINST               (  ) ABSTAIN

PROPOSAL 3.  ELIMINATION OF DIRECTOR SUPER-MAJORITY VOTING
             PROVISIONS

             (  ) FOR                    (  ) AGAINST               (  ) ABSTAIN

PROPOSAL 5.  In their  discretion  the Proxies are  authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof, including among other things, a motion to adjourn the Annual Meeting to another time and place for, among other things, the purpose of soliciting additional proxies.

             (  ) FOR                    (  ) AGAINST               (  ) ABSTAIN

Please date this Proxy and give name to the operator exactly as your name(s) appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his/her title. If a partnership, sign in partnership name by authorized person.